Exhibit 10.5 - Third Amendment to Limited Waiver to Note Agreement and Guaranty Agreement

THIRD AMENDMENT TO LIMITED WAIVER TO NOTE AGREEMENT AND GUARANTY AGREEMENT

THIS THIRD AMENDMENT TO LIMITED WAIVER TO NOTE AGREEMENT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of February 6, 2009 by and among ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company (the “Company”), PULITZER INC., a Delaware corporation (the “Guarantor”), and the undersigned holders of Notes (as hereinafter defined) (the Company, the Guarantor and the undersigned holders of Notes being collectively referred to herein as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Waiver or the Note Agreement (as each such term is defined in Recital A below), as amended hereby.

Recitals

A. Reference is made to (i) that certain Note Agreement, dated as of May 1, 2000, among the Company and the holders of the senior notes issued thereunder, as amended prior to the date hereof (the “Note Agreement”) and (ii) that certain Limited Waiver to Note Agreement and Guaranty Agreement, entered into as of December 26, 2008, by and among the Parties, as amended prior to the date hereof (the “Waiver”).

B. The Company and the Guarantor have requested, and the holders of the Notes have agreed, subject to the terms and conditions of this Amendment, to amend and extend the terms of the Waiver as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Waiver. Paragraph D. of the Recitals to the Waiver is hereby amended by deleting “and” at the end of clause (a), designating clause (b) as clause (c) and adding the following new clause (b):

“(b) Section 5.1(i) of the Guaranty Agreement in the event that the ratio of Consolidated Debt as of December 28, 2008 to EBITDA for the four fiscal quarters most recently ended is greater than 4.25 to 1.00, and”.

2. Extension of Waiver Period. Paragraph 2 of the Waiver is hereby amended by substituting “February 13, 2009” for “February 6, 2009” in each place that the latter date appears in such paragraph.

3. Waiver Remains in Full Force and Effect. Except as expressly amended by this Amendment, all terms, conditions, covenants and other provisions contained in the Waiver are hereby ratified and shall be and remain in full force and effect; provided, however, that (a) the conditions to effectiveness contained herein shall supersede those contained in the Waiver, and (b) no additional Waiver Fee or other fee shall be payable in connection with this Amendment.

4. Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above (the “Effective Date”), when the Company, the Guarantor and the Required Holders shall have signed a counterpart hereof (whether the same or separate counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Bingham McCutchen LLP, One State Street, Hartford CT 06001, Attention: Chip Fisher (facsimile number: 860-240-2564/e-mail address: chip.fisher @bingham.com).

5. Miscellaneous.

(a) Ratification and Confirmation. Except as specifically modified herein, the Waiver shall remain in full force and effect, and is hereby ratified and confirmed.

(b) No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of Notes, nor constitute a waiver of any provision of the Note Agreement, the Guaranty Agreement, any Note or any other instrument or agreement entered into in connection therewith or otherwise related thereto.

(c) Representation and Warranty. The Company and the Guarantor jointly and severally represent and warrant that (i) none of the events described in clauses (w), (x) or (y) of Section 2 of the Waiver has occurred and (ii) each is in compliance with its respective obligations under Section 3 of the Waiver.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(e) Counterparts. This Amendment may be executed in counterparts (including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ST. LOUIS POST-DISPATCH LLC

By:	PULITZER INC., as Managing Member

By:	/s/ Carl G. Schmidt
Name:	Carl G. Schmidt
Title:	Treasurer

PULITZER INC.

By:	/s/ Carl G. Schmidt
Name:	Carl G. Schmidt
Title:	Treasurer

[Signature Page to Third Amendment to Limited Waiver]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Paul H. Procyk
Name:	Paul H. Procyk
Title:	Vice President

[Signature Page to Third Amendment to Limited Waiver]

AMERICAN GENERAL LIFE INSURANCE COMPANY AIG ANNUITY INSURANCE COMPANY

By:	AIG Global Investment Corp., Investment Advisor

By:	/s/ Richard Conway
Name:	Richard Conway
Title:	Managing Director

AIG EDISON LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., as Investment Sub-adviser

By:	/s/ Richard Conway
Name:	Richard Conway
Title:	Managing Director

[Signature Page to Third Amendment to Limited Waiver]

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
(as Successor by Merger to First Colony Insurance Company)

By:	/s/ John R. Endres
Name:	John R. Endres
Title:	Investment Officer

[Signature Page to Third Amendment to Limited Waiver]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Richard A. Strait
Name:	Richard A. Strait
Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, for its Group Annuity Separate Account

By:	/s/ Richard A. Strait
Name:	Richard A. Strait
Its Authorized Representative

[Signature Page to Third Amendment to Limited Waiver]

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Vice President

By:	/s/ Peter S. Fiek
Name:	Peter S. Fiek
Title:	Assistant Secretary

[Signature Page to Third Amendment to Limited Waiver]